                                                                    EXHIBIT 10.8

                             CONSULTING AGREEMENT


     THIS CONSULTING AGREEMENT (this "Agreement") is made and entered into as of the first day of November, 1995, by and between L.A. DELMONICO CONSULTING, INC. ("Consultant") and HELISYS, INC. (the "Company").

     1.  CONSULTING SERVICES.  Consultant will provide to the Company the
         -------------------
consulting and advisory services (the "Consulting Services") more particularly described in the Description of Consulting Activities attached as Exhibit A to this Agreement.

     2.  CONSULTING FEES.  In consideration of the Consulting Services, the
         ---------------
Company agrees to pay Consultant consulting fees at the rates and in accordance with the terms specified in the Fee Schedule attached as Exhibit B to this Agreement.

     3.  TERM.  The term of this Agreement shall commmence as of the date of
         ----
this Agreement and shall terminate sixty (60) days after receipt by a party of the other party's written election to terminate this Agreement. Either party may elect at any time and in is discretion to terminate this Agreement, with or without cause.

     4.  EXPENSES.  The Company shall reimburse Consultant for all actual
         --------
out-of-pocket expenses incurred by Consultant in the performance of the Consulting Services. Travel by private automobile will be reimbursed at the rate of Twenty-Nine Cents ($0.29) per mile. Expenses for out-of-town travel must be approved in advance by the Company. Consultant shall prepare and submit to the Company itemized expense reports (which shall include where available receipts and comparable documentation) concurrent with Consultant's monthly fee statements. The Company shall reimburse Consultant for such expenses within ten (10) days after receipt of each expense report.

     5.  CONFIDENTIALITY.  Consultant agrees to hold in confidence and not
         ---------------
disclose to any third party any of the Company's trade secrets or proprietary information both during and after the term of this Agreement.

     6.  OWNERSHIP.  The work product resulting from the Consulting Services
         ---------
shall be and remain the property of the Company unless otherwise agreed in writing by both parties.

     7.  INDEPENDENT CONTRACTOR.  The parties intend that an independent
         ----------------------
contractor relationship is created by this Agreement and that Consultant is being retained by the Company only for the purposes and to the extent set forth herein. Consultant shall not be considered an agent or employee of the Company for any purpose and shall not be eligible to participate or receive any type or form of insurance or benefits provided by the Company to its employees. Consultant is free to provide consulting and advisory services to others during the term of this Agreement.

     8.  RESPONSIBILITY FOR TAXES. As an independent contractor, Consultant
         ------------------------
agrees that it is solely responsible for the payment of any taxes and assessments imposed on account of the payment of compensation to Consultant under this Agreement, including without limitation any unemployment insurance tax, federal, state and foreign income taxes, federal Social Security (FICA) payments, and state disability insurance taxes. Consultant agrees to indemnify and hold the Company and its employees harmless from any and all liability, penalties and judgments arising out of Consultant's failure to make any payment of taxes required to be paid by Consultant under this Paragraph 8.

     9.  NO AUTHORITY TO BIND.  Consultant is not by this Agreement granted any
         --------------------
right or authority, express or implied, on behalf of or in the name of the Company to bind the Company in any manner whatsoever unless specifically requested by the Company. Similarly, Consultant shall not be liable for or be deemed to have assumed any liability or obligation of the Company, and the Company agrees to indemnify and hold Consultant and its employees harmless from any and all liability, loss, damage, penalties and judgments arising out of the Company's business and its operations.

    10.  MISCELLANEOUS.
         -------------

         (A)  NO ASSIGNMENT.  Neither party may assign this Agreement without
              -------------
the prior written consent of the other.

         (B)  COMPLETE AGREEMENT.  This Agreement contains the entire agreement
              ------------------
of the parties with respect to the subject matter hereof and supersedes all previous oral and written agreements and all contemporaneous oral negotiations, commitments, writings and understandings.

         (C)  GOVERNING LAW/JURISDICTION.  This Agreement shall be governed by,
              --------------------------
and construed in accordance with, the internal laws of the State of California. Each party consents to the jurisdiction and proper venue of the California State Courts and the Federal Court for the Central District of California.

     (D)  NO WARRANTY/LIMITATIONS. No warranty is made by Consultant as to the
          -----------------------
results of the Consulting Services to be provided hereunder and Consultant and its employees shall have no liability as a result of such Consulting Services or the Company's use thereof. In no event shall Consultant, together with its employees, be liable for any amount under any circumstances greater than the aggregate consulting fees actually paid to Consultant by the Company during the term of this Agreement.

     (E)  MODIFICATIONS AND WAIVERS. No waiver or modification of this Agreement
          -------------------------
shall be binding unless it is in a writing signed by both parties hereto.

     (F)  SEVERABILITY. In the event any provision or provisions of this
          ------------
Agreement is or are to be held invalid, the remaining provisions of this Agreement shall not be affected thereby.

     (G)  LEGAL FEES. If any legal action, arbitration or other proceeding is
          ----------
brought for the enforcement of this Agreement, or because of any alleged dispute, breach or default in connection with this Agreement, the successful or prevailing party shall be entitled to recover all of its costs incurred in such action or proceeding, including without limitation its attorneys' fees and disbursements, in addition to any other relief to which it may be entitled.

     (H)  CONSTRUCTION. The language of this Agreement shall be construed
          ------------
simply and according to its fair meaning, and shall not be construed for or against any party hereto as a result of the source of its draftsmanship.

     (I)  NOTICES. All notices and other communications required or permitted
          -------
under this Agreement shall be in writing, served personally on, or mailed by certified or registered United States mail to, the party to be charged with receipt hereof. Notices and other communications served by mail shall be deemed given hereunder seventy-two (72) hours after deposit of such notice or communication in the United States Post Office as certified or registered mail with postage prepaid and duly addressed to the receiving party at the address set below such party's signature hereon, or at such other address as such party has designated in a written notice given as provided herein.

     (J)  EXHIBITS. The Exhibits to this Agreement are hereby incorporated into
          --------
and are an integral part of this Agreement as though fully set forth herein.

L.A. DELMONICO CONSULTING, INC.              HELISYS, INC.

    /s/ LOUIS A. DELMONICO                           /s/ M. FEYGIN
-------------------------------              -----------------------------
BY: LOUIS A. DELMONICO                       BY: MICHAEL FEYGIN
TITLE: PRESIDENT                             TITLE: PRESIDENT & CEO

ADDRESS:  6907 AVENIDA DE SANTIAGO           ADDRESS: 24015 GARNIER STREET
          ANAHEIM HILLS, CALIFORNIA                   TORRANCE, CALIFORNIA 90505
                          92807
ATTN: LOUIS A. DELMONICO, PH.D.              ATTN: MICHAEL FEYGIN

                      DESCRIPTION OF CONSULTING SERVICES


       STATEMENT OF WORK
       -----------------

       Consultant's efforts and work shall be primarily focused on the following tasks and subject areas:

       - General Business matters

       - Business and Financial planning

       - Organizational planning

       - Assist in recruiting key senior management

       - Marketing planning, program development and implementation

       - Product marketing

       - Sales and distribution planning









      LOCATION
      --------

      Unless otherwise directed by the Company, all Consulting Services will be conducted and performed either at Consultant's offices or the Company's offices.

        REPORTING
        ---------

        Consultant shall report to the following Company officer:

            Mr. Michael Feygin

            President & CEO



                                   EXHIBIT A

                                 FEE SCHEDULE


     SCHEDULE OF FEES
     ----------------

     Full-Day:  $1,000.00

     Per Hour:  $150.00













    TERMS
    -----

    Consultant shall prepare and submit invoices on a monthly basis setting forth, in reasonable detail, the fees incurred. The Company agrees to pay such amounts within ten days of receipt.